Investor Presentation May, 2012 Exhibit 99.1

Safe Harbor
The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including those noted in the Company’s filings with the
Securities and Exchange Commission. CVR Partners, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Key Strategic Drivers
•
Experienced management team
•
Fully utilized capacity
•
High run time rates
•
Strategically located assets
•
Solid market fundamentals supports
future growth
•
Growth oriented partnership formed by CVR Energy, Inc. in June 2007, with IPO in April 2011
•
Manufacturing facility produces ammonia and Urea Ammonium Nitrate (UAN)
•
Facility located in Coffeyville, Kansas and produces 5% of total UAN demand in United States

Maximizing Yields

Byron R. Kelley
CEO

Years Experience: 41

Stan A. Riemann
COO

Years Experience: 37

Frank A. Pici
CFO and Treasurer

Years Experience: 30

Edmund S. Gross
SVP, General Counsel & Secretary

Years Experience: 31

Randal T. Maffett
EVP Business Development

Years Experience: 33

Christopher G. Swanberg
VP Environmental, Health & Safety

Years Experience: 31

4 Experienced Management

CVR PARTNERS LP

Maximizing Yields

- Capacity: 1,225 tons-per-day ammonia unit, 2,025 tons-per-day UAN unit (~3,000 tons-per-day UAN unit beginning in Q1 2013)
- 2011 on-stream efficiency [(1)]
  - Gasifier: 99.2%
  - Ammonia: 98.0%
  - UAN: 95.7%

WA
OR
CA
ID
NV
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
Fertilizer Plant
Corporate Headquarters
2011 Tons Sold by State
100,000+
10,000 to 100,000
Up to 10,000
Year 2011 Total Tons Sold ~ 822,000

5 Fully Utilized Capacity & High Run Rates (1) Adjusted for third-party outage.

Maximizing Yields

WA
MT
ND
MN
WI
OR
SD
WY
NE
IA
IL
NV
UT
CO
CA
KS
MO
OK
AR
AZ
NM
TX
ADDITIONAL SHIPMENTS EAST OF THE MISSISSIPPI
CORPORATE HEADQUARTERS
FERTILIZER PLANT
RAIL DISTRIBUTION
2011 TONS SOLD BY STATE
100,000 +
10,000 TO 100,000
UP TO 10,000
Year 2011 Total Tons Sold - 822,000

Strategically Located Assets
•
Located in corn belt
•
56% of corn planted in 2011
was within $40/UAN ton
freight rate of plant
•
$25/ton transportation
advantage to corn belt vs.
U.S. Gulf Coast
•
No intermediate transfer,
storage, barge freight or
pipeline freight charges

CVR PARTNERS LP

Maximizing Yields

World Population: 1950-2050

Billions
0
1
2
3
4
5
6
7
8
9
10
1950
1970
1990
2010
2030
2050

Declining Farmland Per Capita

Hectares
0
500
1,000
1,500
2,000
2,500
3,000
3,500
Australia (31%)
Canada (26%)
USA (33%)
Brazil (14%)
India (42%)
1980
1990
2000
2008

Annual Per Capita Consumption of Meat

Pounds (lbs)
0
50
100
150
200
250
World
Developing countries
Africa
Latin America
Asia
Industrialized countries
Transition countries
1965
1998
2030

U.S. Corn Use for Wet-Mill Products

Millions of Bushels
800
1,000
1,200
1,400
1,600
1992/93
1995/96
1998/99
2001/02
2004/05
2007/08
2010/11
Traditional consumption
Ethanol production

7 Solid Market Fundamentals Key Demand Drivers

CVR PARTNERS, LP

Maximizing Yields

Global Fertilizer Consumption Over Time

(Millions of Metric Tonnes)
(Population in Millions)
200
150
100
50
0
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
1972 – 2011 Nitrogen CAGR 2.7%
1972
1975
1978
1981
1984
1987
1990
1993
1996
1999
2002
2005
2008
2011
Nitrogen
Phosphate
Potash
Population (mid-year)

Note: Nutrient Tonnes; Fertilizer Years.

Source: International Fertilizer Industry Association; U.S. Bureau of the Census, International Data Base

Solid Market Fundamentals
Consistent Fertilizer Demand Growth
•
Nitrogen represents ~63%
of fertilizer consumption
(1)
•
Nitrogen based fertilizers
have most stable demand
because must be applied
annually
– Primary determinant of crop yield
(1)  Per the International Fertilizer Industry Association.

Maximizing Yields

Breakdown of U.S. Farmer Total Input Costs

Input Costs and Prices per Bushel ($)
7
6
5
4
3
2
1
-
2.60
2.97
3.10
3.68
3.53
3.71
2005
2006
2007
2008
2009
2010
Corn Futures Prices*:
Spot: $6.65
30 Day: $6.23
12 Month: $5.48
5 Yr Avg: $4.81
Avg. % Total of Cost:
Other Variable (13%)
Seed/Chemicals (18%)
Fixed Costs (48%)
Fertilizers (21%)

*As of May 8, 2012

Source: CIQ, USDA

Note: Fixed Costs include labor, machinery, land, taxes, insurance, and other.

Solid Market Fundamentals
Farmer Profitability Supports Fertilizer Price
•
Corn consumes the largest
amount of nitrogen fertilizer
•
Farmers are expected to generate
substantial proceeds at currently
forecasted corn prices
•
Farmer incentivized to use
nitrogen at corn price much lower
than current spot
•
Nitrogen fertilizer represents
small portion of farmer’s total
input costs

Maximizing Yields

U.S. Nitrogen Production and Consumption
(000 Tonnes N)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
(2,000)
(4,000)
2000
2004
2008
2012
2016
Production
Imports
Exports
Consumption

Source: Fertecon.

U.S. Corn Planted & Yields
Acres
Bushels per Acre
100
80
60
40
20
0
180
150
120
90
60
30
0
1980
1985
1990
1995
2000
2005
2010
Planted
Yield
Yield Trendline

Source: USDA.

10 Market Fundamentals Supply/Demand Supports Increased Planting

CVR PARTNERS LP

Maximizing Yields

25,000
20,000
15,000
10,000
5,000
-
Thousands of UAN Tons
9,542
7,424
15,465
15,714
12,500
9,925
19,667
19,745
U.S.
World
2010
U.S.
World
2020
Demand
Supply

Source: Integer Focus Report 2011: Global Outlook for UAN.

Solid Market Fundamentals
UAN Demand & U.S. Imports
UAN Demand/Supply
Country 2006 2007 2008 2009 2010
Trinidad & Tobago 0 0 0 0 705
Russia 731 679 865 597 679
Canada 513 621 442 387 396
Romania 232 428 168 26 230
Egypt 0 160 158 0 111
Lithuania 160 466 391 63 72
Ukraine 81 312 157 0 67
Poland 29 129 112 0 0
Estonia 0 0 12 28 106
Netherlands 16 16 26 0 40
Bulgaria 28 53 53 0 30
Germany 105 50 12 63 27
Belarus 86 87 0 0 0
Rest of world 23 35 2 3 1
Total 2,005 3,036 2,395 1,166 2,466
U.S. Imports of UAN

Maximizing Yields

✓	✓	✓
–	✓	–
✓	✓	–
✓	✓	✓
✓	✓	✓
–	–	✓

12 Growth Strategies Current 12-24 Months 3-5 Years • Operational efficiency • Plant expansion • Specialty products • Distribution • Mergers and acquisitions • Plant development

Maximizing Yields

UAN Premium to Ammonia

Nitrogen Premium, Cents per Pound
35
30
25
20
15
10
5
0
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12

Note: Compares pricing per unit of nitrogen for UAN Mid Corn Belt to Ammonia Southern Plains.

UAN Expansion
•
Overview
–
Increase exposure to strong UAN market
dynamics
–
Expand UAN capacity by 330K tons
per year (~50%) to ~1MM tons/year
–
Upgrade 100% of ammonia to UAN
–
On-line in early 2013
•
Total cost of $125MM-$130MM
–
$63MM spent through 03/31/12
•
Annualized incremental impact
–
EBITDA: at least $20MM
–
Distributable cash flow: > $0.25 per unit

CVR PARTNERS LP

Maximizing Yields

Net Sales

Ammonia
UAN
Millions
Plant Gate Price(1) ($/ton)
$300
$200
$100
$-
$600
$500
$400
$300
$200
$100
$-
208.4
180.5
302.9
2009
2010
2011

EBITDA

Millions
$150
$100
$50
$-
67.6
38.7
155.3
2009
2010
2011

EBITDA - Maint. CapEx (No Debt)(2)

Millions
$150
$100
$50
$-
65.3
30.1
149.1
2009
2010
2011

Capital Expenditures

Millions
$20
$15
$10
$5
$-
13.0
10.1
19.1
2009
2010
2011
Maintenance
Growth / Expansion

1) Plant gate price per ton represents net sales less freight costs and hydrogen revenue (from hydrogen sales to CVR Energy's refinery) divided by product sales volume in tons in the reporting period. Plant gate price per ton is shown in order to provide a pricing measure that is comparable across the fertilizer industry.

2) Not Pro Forma for $125MM Term Loan.

14 Financial Statistics

Solid Start for 2012
2012 Q1 2011 Q1 Change
Sales $78.3 $57.4 36.4%
EBITDA
(1)
$36.8 $21.3 72.8%
Operating
Income
$31.4 $16.8 86.9%
Distributable
Cash Flow
(2)
$38.2 n/a n/a
DCF/Unit
(2)
$0.523 n/a n/a
$US millions, except per unit data
(1) See page 20 for a reconciliation of net income to EBITDA.
(2) IPO was in April 2012.

CVR PARTNERS, LP

Maximizing Yields

RESOURCES
of this facility have

A Bright Outlook
•
Strong industry fundamentals
•
High-quality & strategically-located
assets
•
Premium product focus
•
Attractive growth opportunities
•
Pay out 100% of available cash
each quarter
•
No IDR’s
•
Experienced management team

Appendix

Maximizing Yields

Refinery
Pet Coke
Water
Magic Dirt
Coke Handling, Grinding & Slurry Prep.
Pet Coke Slurry
Linde Air Separation
Nitrogen
Oxygen
Recycle Impurities
PSA Compressor
Hydrogen
Raw Hydrogen
Ammonia Synthesis
Cold Ammonia NH3
Ammonia Tanks
Ammonia To Sales
Warm Ammonia NH3
UAN Production
UAN 32% To Sales
Gasification
Syngas
Selexol Unit
CO2
Oxygen
CO2 Purification Unit
Pure CO2
Urea Plant
Urea Solution
Excess Ammonia
Nitric Acid (57%)
Nitric Acid Plant
Hydrogen Sulfide (H2S) To Sales
Chaparral
TKI SRU

18 Fertilizer Plant Schematic

Non-GAAP Financial Measures
To supplement the actual results in accordance with U.S. generally accepted accounting principles (GAAP), for the applicable periods, the Company also uses certain non-GAAP financial measures as discussed below, which are adjusted for GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP. The adjustments are provided to enhance the overall understanding of the Company’s financial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods. The non-GAAP measures utilized by the Company are not necessarily comparable to similarly titled measures of other companies.
The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i)
together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.

Maximizing Yields

(In USD Millions)	2009	2010	2011
Net Income	$57.9	$33.3	$132.4
Interest expense	-	-	4.0
Interest (income)	(9.0)	(13.1)	-
Depreciation and amortization	18.7	18.5	18.9
Income tax expense	-	-	-
EBITDA	$ 67.6	$38.7	$155.3
Maintenance capital	2.3	8.6	6.2
EBITDA less maintenance capital	$65.3	$30.1	$149.1

	Three Months Ended March 31, 2012	2011
	(in millions) (unaudited)	
Net Income	$ 30.2	$ 16.7
Adjustments:		
Depreciation and amortization	5.4	4.6
Interest expense & other financing costs	1.2	-
Tax provision	-	-
EBITDA	$ 36.8	$ 21.3

Non-GAAP Financial Measures
EBITDA: EBITDA represents net income before the effect of interest expense, interest income, income tax expense (benefit) and depreciation and amortization. EBITDA is not a calculation based upon GAAP; however, the amounts included in EBITDA are derived from amounts included in the consolidated statement of operations of the Company.
See below for reconciliation of net income to EBITDA
and EBITDA less maintenance capital
See below for reconciliation of net income to EBITDA